UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 10, 2012

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 10, 2012, Heckmann Corporation, a Delaware corporation (the “Company”), issued a press release announcing that it has closed its previously announced offering of $250,000,000 in aggregate principal amount of 9.875% senior notes due 2018, issued in a private placement pursuant to Rule 144A and Regulation S under the United States Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference. The press release is being issued pursuant to and in accordance with Rule 135c promulgated under the Securities Act and is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

In connection with the offering of the senior notes, the Company delivered to potential investors an offering circular (the “Offering Circular”) containing information that updates or modifies certain information included in the Company’s reports filed with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Securities Exchange Act of 1934, as amended, including its Annual Report on Form 10-K for the year ended December 31, 2011, and its various Current Reports on Form 8-K filed during 2012. Set forth on the exhibits attached hereto are excerpts from the following portions of the Offering Circular:

“Summary – Company Overview,” “- Our Strengths,” “- Our Strategy” and “-Industry Overview,” included in Exhibit 99.2 hereto, provide additional details regarding the Company and its strengths, strategy and recent developments, as well as an overview of the industries in which the Company operates; and

“Risk Factors,” included in Exhibit 99.3 hereto, reflects updates and modifications to the risk factors contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. These updated risk factors should be carefully considered along with any other risk factors related to the Company’s business identified in the Company’s other periodic and current reports filed with the SEC. The occurrence of any one or more of these risks could materially and adversely affect the Company’s business, financial condition and results of operations.

Exhibits 99.2 and 99.3 hereto are filed solely to make available to the Company’s investors the information referred to above and to allow such information to be incorporated by reference into the Company’s currently effective Registration Statements on Form S-3, Form S-4 and Form S-8. In providing this information, the Company undertakes no duty to update this or any other information except as otherwise required by applicable law. The Company also directs readers to its annual, quarterly and other reports that have been filed with or furnished to the SEC, or that may be filed with or furnished to the SEC after the date of this Current Report on Form 8-K, which may contain information that updates or otherwise modifies the information contained herein.

Unless the Company has indicated otherwise, references in Exhibits 99.2 and 99.3 of this Current Report on Form 8-K to “Heckmann Corporation,” “Heckmann,” “the Company,” “we,” “us” and “our” or similar terms are to Heckmann Corporation and its consolidated subsidiaries. Unless the Company has indicated otherwise, references in this Current Report on Form 8-K to “TFI” refer to TFI Holdings, Inc. together with Thermo Fluids Inc., which following the acquisition of TFI on April 10, 2012 constitutes our Heckman Environmental Services (“HES”) segment.

Forward Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995, including statements related to the offering and the acquisition of TFI, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties are discussed in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Do not rely on any forward-looking statement, as the Company cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. The Company makes no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description of Exhibit

99.1	Press release, dated April 10, 2012, issued by Heckmann Corporation

99.2	Summary Company Overview, Strengths, Strategy and Industry Overview

99.3	Risk Factors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION

Date: April 10, 2012	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer

EXHIBIT INDEX

Number	Description of Exhibit

99.1	Press release, dated April 10, 2012, issued by Heckmann Corporation

99.2	Summary Company Overview, Strengths, Strategy and Industry Overview

99.3	Risk Factors